ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT ("Agreement") is made and entered into as of the Execution Date set forth on the signature page hereof ("Execution Date"), by and between TOTAL DENTAL ADMINISTRATORS HEALTH PLAN, INC., an Arizona corporation ("TDAHP" or "Buyer") and SAFEGUARD HEALTH PLANS, INC., an Arizona corporation ("SafeGuard" or "Seller"), with reference to the following facts:

A. SafeGuard is the owner of certain assets identified as all of SafeGuard's group contracts, individual member contracts, provider contracts, agent/broker contracts, and all other contracts related to SafeGuard's prepaid dental plan business located in Arizona, excluding SafeGuard's name and subsidiary corporation domiciled and licensed in Arizona (the "Purchased Assets").

B.     Buyer  is  an  Arizona  corporation  licensed  as  a  Prepaid Dental Plan
Organization  in  the  state  of  Arizona.

C. Seller and Buyer entered into a letter of agreement dated November 20, 2000 (the "Letter of Intent"), pursuant to which Seller has agreed to sell to Buyer, and Buyer agreed to purchase from Seller, the Purchased Assets, upon terms and conditions set forth in the Letter of Intent, subject to (i) Buyer's satisfactory completion of its legal, financial and operating due diligence review regarding the Purchased Assets ("Buyer's Due Diligence Review") and (ii) the parties' completion of definitive documents that shall set forth all of the terms and conditions of the transactions contemplated by the Letter of Intent (collectively, the "Transaction") consistent with the terms of the Letter of Intent.

IN CONSIDERATION of the recitals, covenants, conditions and promises herein contained, and for other valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, Buyer and Seller hereby agree as follows:

1.     Purchase  and  Sale.
       -------------------

     1.1     Purchased  Assets.  Seller  shall  sell  to  Buyer, and Buyer shall
             -----------------
purchase from Seller, the Purchased Assets described on Exhibit A, attached hereto and incorporated herein by this reference as if set forth in full, (the "Purchased Assets"), in exchange for the Purchase Price and other consideration described herein below.

     1.2     No  Liens  and  Encumbrances.  Seller  shall  convey  the Purchased
             ----------------------------
Assets to Buyer free and clear of all liens, pledges, security interests, rights of first refusal, options, restrictions, encumbrances, liabilities and defects in title, including, without limitation, any deeds of trust, mortgages, indentures, financing statements or similar security interests that secure debts of the Seller.

2.     Consideration.
       -------------

     2.1     Purchase  Price.  The total purchase price for the Purchased Assets
             ---------------
("Purchase Price") shall be one thousand dollars ($1,000) payable in cash at closing.

     2.2     No  Assumption of Liability by Buyer.  Seller and Buyer acknowledge
             ------------------------------------
and agree that Buyer shall not hereunder or otherwise assume any of liabilities or obligations of Seller, or of any other party, arising with respect to the Purchased Assets, whether known or unknown, disclosed or undisclosed, including without limitation those relating to: (i) any taxes that may be assessed or due for any period prior to the Effective Time; (ii) any claim or lien of any governmental agency for or arising out of events occurring during any period prior to the Effective Time; (iii) any claims or liabilities whatsoever incurred, existing or arising out of events, or out of errors or omissions of Seller or its predecessors in interest to the Purchased Assets, or their respective officers, directors, employees, contractors or agents, occurring prior to the Effective Time; (v) any liability for borrowed money or other indebtedness incurred prior to the Effective Time.

     2.3     No  Retention of Liability by Seller.  Seller and Buyer acknowledge
             ------------------------------------
and agree that Seller shall not hereunder or otherwise assume any of liabilities or obligations of Buyer, or of any other party, arising with respect to the Purchased Assets, whether known or unknown, disclosed or undisclosed, including without limitation those relating to: (i) any taxes that may be assessed or due for any period after the Effective Time; (ii) any claim or lien of any governmental agency for or arising out of events occurring after the Effective Time; (iii) any claims or liabilities whatsoever incurred, existing or arising out of events, or out of errors or omissions of Buyer or its predecessors in interest to the Purchased Assets, or their respective officers, directors, employees, contractors or agents, occurring after the Effective Time; or (v) any liability for borrowed money or other indebtedness incurred after the Effective Time.

3.     Closing.
       --------

     3.1     Closing  Time.  The  consummation  of  the  Transaction ("Closing")
             -------------
shall occur as of the Effective Time on not less than forty eight (48) hours notice and at such location and on such time and place as shall be fixed by the mutual written consent of the parties hereto ("Closing Time"). Notwithstanding the foregoing, in the event that the conditions precedent set forth in Section 11 (Conditions Precedent) of this Agreement have not been satisfied or waived
     ---------------------
prior to the Closing Time, either party hereto shall have the right at its option to extend the Closing Time for an additional period of time necessary to satisfy such conditions, such additional period not to extend beyond an additional thirty (30) days. Notwithstanding anything to the contrary contained herein, the closing of the Transaction shall occur not later than one hundred twenty (120) days after the execution of this agreement.

     3.2     Effective  Time.  All  transactions  consummated  pursuant  to this
             ---------------
Agreement shall be deemed to have been consummated at 12:00 a.m. on the date of the Closing Time (the "Effective Time").

     3.3     Post-Closing  Cooperation.  Following  the  Closing,  Seller  shall
             -------------------------
execute and deliver such documents, and provide such other assurances and cooperation, as Buyer shall reasonably request to provide to Buyer the ownership and benefit of the Purchased Assets and to arrange for an effective transition in the ownership of the Purchased Assets to Buyer.

4.     Representations,  Warranties  and Agreements of Seller.  Seller makes the
       ------------------------------------------------------
following representations, warranties and agreements for the purpose of inducing Buyer to enter into this Agreement and consummate the sale and purchase of the Assets. The term "Material" as used in this Section 4 (Representations,
                                                                ----------------
Warranties  and  Agreements of Seller) means (a) with respect to any contractual
       ------------------------------
obligation, any such obligation of SafeGuard that involves the payment or receipt of Ten Thousand Dollars ($10,000) or more in any one (1) year, (b) with respect to the breach or violation of any contractual obligation by Seller, any such breach or violation having potential consequences that could materially and adversely affect Seller's business, operations, assets or financial condition, Seller's ability to perform its obligations under this Agreement or Buyer's purchase of the Purchased Assets or the ownership or use thereof by Buyer, or

(c) with respect to any legal obligation, any such obligation of Seller the violation of, or noncompliance with, by Seller could result in the imposition of fines, penalties, sanctions or other consequences involving more than $10,000 within any one (1) year, depriving Seller or any successor of the rights to own the Purchased Assets, or limiting the right of Seller or a successor to be compensated for services rendered or goods sold, or materially and adversely affecting the SafeGuard's business, operations, assets or financial condition, Seller's ability to perform its obligations under this Agreement or Buyer's purchase of the Purchased Assets or the ownership or use thereof by Buyer. The term "Knowledge" or "Seller's Knowledge" as used in this Section 4 (Representations, Warranties and Agreements of Seller) means the actual
 ---------------------------------------------------------
collective and individual knowledge of each of the Seller's respective President and Chief Executive Officer and Senior Vice President and General Counsel, after due inquiry.

     4.1     Organization  and  Standing.  SafeGuard  is an Arizona corporation,
             ---------------------------
which is duly formed and in good standing under and by virtue of the laws of the State of Arizona. Seller possesses all requisite power to enter into this Agreement and consummate the Transaction.

     4.2     Authority;  Binding  Effect.  The  execution  and  delivery of this
             ---------------------------
Agreement, and each of the documents to be executed by or on behalf of Seller pursuant to this Agreement, and the consummation of the Transaction, have been duly authorized. Seller has the full power and authority to enter into and perform this Agreement and to carry out all of the terms and provisions hereof. This Agreement is a valid and binding obligation of Seller, enforceable against each and all of them in accordance with its terms, except insofar as enforcement thereof may be limited by bankruptcy, insolvency or similar laws and all general equitable principles, including the availability of any specific equitable remedy.

     4.3     No Violation or Bar.  There is no Material contract or agreement or
             -------------------
any restriction to which SafeGuard is a party or respecting the Purchased Assets otherwise that would prevent or restrict the power or authority of SafeGuard to enter into this Agreement and to consummate the Transaction. Neither the execution and delivery of this Agreement nor the consummation of the Transaction will (i) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of or accelerate the performance required, or cause the acceleration of the maturity of any Material debt or obligation pursuant to, or result in the creation or imposition of any Material security interest, lien or other encumbrance upon any of the Purchased Assets under any agreement or commitment to which SafeGuard is a party or to which the Purchased Assets are subject, or cause SafeGuard to become insolvent or otherwise unable to pay its obligations as they become due, or (ii) violate any Material order of any governmental or regulatory authority, any judgment, decree, order or award of any court, arbitrator, administrative agency or governmental authority or any Material license, consent, permit, order, approval or any other authorization of any governmental or regulatory authority, or any Material statute, law, ordinance, rule or regulation.

     4.4     Completeness  of  Purchased  Assets.  The  Purchased  Assets  shall
             -----------------------------------
comprise all of the group contracts, individual member contracts, provider contracts, agent/broker contracts, and all other contracts related to SafeGuard's prepaid dental plan in Arizona as set forth in Exhibit A.

     4.5     Title.  Seller  has  at  the Effective Time sole and exclusive, and
             -----
good and marketable, title to all the Purchased Assets, free and clear of all liens, mortgages, deeds of trust, encumbrances, leases, security interests (UCC or otherwise), actions, claims, charges, conditions or restrictions of any nature whatsoever, including without limitation chattel mortgages, conditional sale contracts, collateral security arrangements, leases and other title or interest retention arrangements.

     4.6     Consents.  Seller  shall use all commercially reasonable efforts to
             --------
obtain all consents, releases and permissions of every kind or nature, whether from public authorities, or otherwise, which may be required with respect to the performance by Seller of its obligations hereunder.

     4.7     Required  Governmental  Consents.  No  consent,  approval  or
             --------------------------------
authorization of, or filing or registration with any governmental authority, whether federal, state or local, is required to be obtained or made by any of the Seller in order for the Seller lawfully to consummate the Transaction, except any approval that may be required by the Arizona Department of Insurance. The parties agree that this Agreement may be terminated by either party upon thirty (30) advance written notice in the event the Arizona Department of Insurance does not approve the transaction contemplated by this Agreement.

     4.8     Litigation  and Related Proceedings.  SafeGuard has not been served
             -----------------------------------
with or received notice of any summons, complaint or notice to arbitrate and there is no suit, litigation, claim, equitable, legal, administrative arbitration or other proceeding pending or threatened to which either SafeGuard is a party that affects the Purchased Assets.

     4.9     Orders,  Decrees,  Rulings and Contracts.  SafeGuard is not a party
             ----------------------------------------
to any order, decree or ruling of any court or administrative agency, federal, state or local, nor has SafeGuard had any contacts or knowledge of any contacts, formal or informal, with such agency relating to the Purchased Assets that could Materially and adversely affect the Purchased Assets, or the ability of Seller to perform its obligations hereunder.

     4.10     Negative Covenants.  During the period from the date of the Letter
              ------------------
of Agreement to the Closing Time, SafeGuard shall not, without Buyer's written consent:

          (1) Create, participate in or agree to the creation of any liens, encumbrances or hypothecations of any of the Purchased Assets, except any liens for current taxes and liens created in the ordinary and usual course of its business as heretofore conducted.

          (2) Enter into any agreement to do any of the acts previously described in Section 4.10 (Negative Covenants).
                               -------------------

     4.11     Truth  of  Representations  and  Warranties.  No representation or
              -------------------------------------------
warranty of Seller contained in this Agreement, or any document or certificate furnished or to be furnished by Seller hereunder, will contain any untrue statement of any Material fact known to Seller or fail to state any Material fact known to Seller that the omission of which would cause any representation or warranty made by Seller hereunder to be false or misleading.

     4.12     Survival  of  Representations,  Warranties  and  Agreements.  The
              -----------------------------------------------------------
warranties, representations and agreements by Seller set forth in this Section 4 (Representations, Warranties and Agreements of Seller) shall be true on and as
 ----------------------------  ------------------------
of the Closing Time as though such representations, warranties and agreements were made on and as of such time and shall survive (i) any investigation or review by Buyer of the Purchased Assets and (ii) for a period of one (1) year following the Closing Time.

5.     Representations,  Warranties  and  Agreements  of Buyer.  Buyer makes the
       -------------------------------------------------------
following representations, warranties and agreements for the purpose of inducing Seller to enter into this Agreement and consummate the Transaction. The term "Material" as used in this Section 5 (Representations, Warranties and Agreements
                                      ------------------------------------------
of  Buyer)  means  (a)  with  respect  to  any  contractual obligation, any such
---------
obligation of Buyer that involves the payment or receipt of Ten Thousand Dollars ($10,000) or more in any one (1) year, (b) with respect to the breach or violation of any contractual obligation by Buyer, any such breach or violation having potential consequences that could materially adversely affect Buyer's business, operations, assets or financial condition, Buyer's ability to perform its obligations under this Agreement or Buyer's purchase of the Purchased Assets or the ownership or use thereof by Buyer, or (c) with respect to any legal obligation, any such obligation of Buyer, the violation of, or noncompliance with, by Buyer could result in the imposition of fines, penalties, sanctions or other consequences involving more than Ten Thousand Dollars ($10,000), depriving Buyer or any successor to Buyer of the rights to conduct the business of Buyer as conducted on the Closing Date, or limiting the right of Buyer or a successor to Buyer to be compensated for services rendered or goods sold, or materially adversely affecting Buyer's business, operations, assets or financial condition, Buyer's ability to perform its obligations under this Agreement or Buyer's purchase of the Purchased Assets or the ownership or use thereof by Buyer. The term "Knowledge" or "Buyer's Knowledge" as used in this Section 5 (Representations, Warranties and Agreements of Buyer) means the actual
---------------------------------------------------------
collective and individual knowledge of the chief executive officer and chief financial officer of Buyer, after due inquiry.

     5.1     Organization and Standing.  Buyer is a corporation, duly organized,
             -------------------------
existing and in good standing under and by virtue of the laws of the State of Arizona. Buyer possesses all requisite power to enter into this Agreement and consummate the Transaction.

     5.2     Authority;  Binding  Effect.  The  execution  and  delivery of this
             ---------------------------
Agreement, and each of the documents to be executed by or on behalf of Buyer pursuant to this Agreement, and the consummation of the Transaction have been duly authorized by the Board of Directors of Buyer. Buyer has full power and authority to enter into and perform this Agreement and to carry out all of the terms and provisions hereof. This Agreement is a valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except insofar as enforcement thereof may be limited by bankruptcy, insolvency or similar laws and all general equitable principles, including the availability of any specific equitable remedy.

     5.3     No Violation or Bar.  Buyer is not a party to any Material contract
             -------------------
or agreement or subject to any restrictions respecting the Assets, or otherwise, which would prevent or restrict the power or authority of Buyer to enter into this Agreement and to consummate the Transaction, except such contracts or agreements for which consent to the Transaction will be obtained prior to the Closing Time. Neither the execution and delivery of this Agreement nor the consummation of the Transaction will violate any provisions of the Articles of Incorporation and Bylaws of Buyer or, (i) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of or accelerate the performance required, or cause the acceleration of the maturity of any Material debt or obligation pursuant to, or result in the creation or imposition of any security interest, lien or other encumbrance upon any of Buyer's real or personal property under any agreement or commitment to which Buyer is a party or to which Buyer is bound, or to which said real or personal property are subject, or (ii) violate any order of any governmental or regulatory authority, any judgment, decree, order or award of any court, arbitrator, administrative agency or governmental authority or, to the best knowledge of Buyer, any Material license, consent, permit, order, approval or any other authorization of any governmental or regulatory authority, or any Material statute, law, ordinance, rule or regulation.

     5.4     Consents.  Buyer  shall  use all commercially reasonable efforts to
             --------
obtain all consents, releases and permissions of every kind or nature, whether from public authorities, or otherwise, which may be required with respect to the performance by Buyer of its obligations hereunder and shall cooperate with Seller in securing any regulatory consents that may be required.

     5.5     Orders,  Decrees,  Rulings  and Contracts.  Buyer is not a party to
             -----------------------------------------
any order, decree or ruling of any court or administrative agency, federal, state or local, nor has Buyer any contracts, formal or informal, with such agency that could materially and adversely affect the ability of Buyer to perform its obligations hereunder.

     5.6     Material Adverse Change.  During the period from the Execution Date
             -----------------------
to the Closing Time, Buyer shall promptly notify Seller in writing of any event of which Buyer obtains Knowledge which has had or might reasonably be expected to cause any representation or warranty to be untrue, inaccurate or misleading in any Material respect.

     5.7     Truth  of  Representations  and  Warranties.  No  representation or
             -------------------------------------------
warranty of Buyer contained in this Agreement, or any statement, document or certificate furnished or to be furnished by Buyer in connection with the transactions contemplated hereby, will contain any untrue statement of any Material fact known to Buyer or fail to state any Material fact that would cause any representation, warranty or statement to be false or misleading.

     5.8     Survival  of  Representations,  Warranties  and  Agreements.  The
             -----------------------------------------------------------
warranties, representations and agreements of Buyer set forth in this Section 5 (Representations, Warranties and Agreements of Buyer) shall be true on and as of
 --------------------------- -----------------------
the Closing Time as though such representations, warranties and agreements were made on and as of such time and shall survive (i) any investigation or review by Seller of Buyer's organization and operation and (ii) for a period of one (1) year following the Closing Time.

6.     Prorations  and  Other  Payments.
       --------------------------------

     6.1     Contract  Payments; Fees.  All prepaid expenses included within the
             ------------------------
Assets, all license fees and other payments and deposits shall be prorated by the parties as of the Effective Time. Buyer shall pay only the pro-rata share of such prepaid expenses, contracts, liabilities and obligations accruing or arising with respect to the period after the Effective Time. Buyer shall at the Closing pay the pro-rata amounts therefore described on Exhibit 6.1 attached hereto, as may be applicable ("Prorations").

     6.2     Sales  and  Use  Taxes.  Buyer  shall pay any and all sales and use
             ----------------------
taxes arising as a result of the Transaction. Notwithstanding the foregoing, Buyer shall have the right to assert the right and claim that the Transaction is not subject to any sales or use tax and Seller shall cooperate fully with Buyer with respect to such rights and claims.

     6.3     Closing  Costs.  Except  as otherwise specifically set forth herein
             --------------
or agreed by the parties in writing, each party shall bear its own legal, accounting and consulting expenses incurred in connection with the transactions contemplated by this Agreement, except that Seller will assist Buyer in the preparation and filing of any application or request for approval that may be required by the Arizona Department of Insurance.

7.     Closing  Tax  Returns,  Notices  and  Reports.
       ---------------------------------------------

     7.1     Returns, Notices and Reports.  Buyer and Seller shall promptly file
             ----------------------------
or arrange for the filing of any and all closing returns, notices and reports of every kind and nature required by federal, state, county and municipal governments or any subdivision thereof, in respect to the Purchased Assets, and pay or arrange for payment of all sums payable in connection therewith and shall cooperate fully with the other parties in the preparation of all such returns, notices and reports and shall provide, or cause to be provided at the requesting party's sole cost and expense, to the other party, any records and other information requested by such party in connection therewith.

     7.2     Tax  Reporting.  Buyer  and Seller shall report the Transaction for
             --------------
federal and state income tax purposes and to file all other reports required by appropriate governmental agencies and authorities. Seller shall cooperate fully with Buyer after the Closing in connection with any tax investigation, audit or other proceeding relating to events occurring prior to the Effective Time. The parties hereto acknowledge and agree that said Purchase Price represents the fair market value of the Purchased Assets and is based in part upon Buyer's Due Diligence Review.

8.     Indemnity  by  Seller.
       ---------------------

     8.1     Indemnity.  Seller  agrees  to  protect, indemnify, defend and hold
             ---------
Buyer, its officers, directors, legal representatives, successors and assigns (each an "Indemnified Party"), and each of them, free and harmless from and against any and all debts, liabilities, obligations, losses, damages, costs or expenses (including, but not limited to attorneys' fees), and settlements in respect thereof, liens or encumbrances (individually a "Loss" and, collectively "Losses") accruing or based upon or arising out of (i) any breach or violation of any representation or warranty by Seller, or (ii) the breach by Seller of any other term or provision of this Agreement, or (iii) any and all liabilities and obligations of Seller whatsoever, or Third Party Claims; provided, however, that Seller's aggregate obligation to indemnify Buyer hereunder shall not exceed twenty thousand dollars ($20,000.00), not including Buyer's attorneys' fees.

     8.2     Third  Party  Claims
             --------------------

          (1) Any person wishing to claim indemnification under this Section 8 (Indemnity by Seller), upon learning of any claim, action, suit, proceeding or
   -------------------
investigation as to which it wishes to be indemnified, shall notify Seller; provided however that no failure to so notify Seller will relieve Seller, or any guarantor of the obligations of any Seller, to indemnify such person or of any other obligation imposed by this Section 8 (Indemnity by Seller) unless such
                                                -------------------
failure materially prejudices the indemnifying party's ability to defend the claim. Any claim for indemnification pursuant to this Section 8 (Indemnity by
                                                                    ------------
Seller)  shall  be  made within ninety (90) days following the expiration of the
------
period  described  in  Section 4.12 (Survival of Representations, Warranties and
                                     -------------------------------------------
Agreements).
----------

          (2) If the facts giving rise to any indemnification provided for in this Section 8 (Indemnity by Seller) involve any actual or threatened claim
                     -------------------
or  demand  by  any  person  other  than  an  Indemnified  Party,  or any of its successors or assigns (collectively, a "third party"), against an Indemnified Party or any possible claim by an Indemnified Party against any third party (collectively, a "third party claim"), Seller shall have the right to assume the defense or prosecution of such claim or litigation resulting therefrom, exercisable by notice to the Indemnified Party given within ten (10) days after notice of the Indemnified Party's claim for indemnification pursuant to this
Section  8  (Indemnity  by  Seller).  Any such defense or prosecution of a third
             ---------------------
party claim by Seller pursuant to this Paragraph 8.2(2) shall be through legal counsel chosen by Seller, acting together, subject to the approval of such legal counsel by the Indemnified Party(ies), which approval shall not unreasonably be withheld, and the terms of Paragraphs 8.2(3) and 8.2(4) below

          (3) If the defense or prosecution of a third party claim is assumed by Seller pursuant to this Section 8.2 (Third Party Claims), the
                                                        ------------------
Indemnified Party shall be entitled, at its own expense, to participate in such defense or prosecution through legal counsel chosen by the Indemnified Party. If Seller assumes the defense or prosecution of such claim or litigation, Seller shall take all steps necessary in the defense, prosecution or settlement of such claim or litigation and shall hold the Indemnified Party harmless from and against all Losses caused by or arising out of any settlement thereof approved by Seller or any judgment in connection therewith (other than the Indemnified Party's expenses of participation in such defense, prosecution or settlement). Seller may not, in the defense or prosecution of any suit, claim, action or proceeding the defense of which Seller has assumed, except with the written consent of the Indemnified Party (which shall not be unreasonably withheld), consent to the entry of any judgment or enter into any settlement (i) that does not include as an unconditional term thereof the giving to the Indemnified Party by the third party of a full and final release from all liability in respect of such suit, claim, action or proceeding or (ii) that shall limit, restrict, make of have a material adverse effect upon or otherwise affect the right of the Buyer to carry on or conduct its businesses (then or in the future), or requires any payment to be made by the Indemnified Party, or limits, restricts, has a material adverse effect upon or otherwise adversely affects the manner in which Buyer carries on or conducts its businesses then or in the future.

          (4) If Seller does not assume the defense or prosecution of such claim or litigation pursuant to this Section 8.2 (Third Party Claims), the
                                                        ------------------
Indemnified Party may defend or prosecute such claim or litigation in such manner as it may deem appropriate (in which case legal expenses of the Indemnified Party shall be at the expense of Seller, and shall be considered to be part of the Losses incurred pursuant to this Section 8 (Indemnity by Seller))
                                                           -------------------
after giving written notice thereof (and reasonably opportunity to respond) to Seller, on such terms as the Indemnified Party may deem appropriate. Seller shall promptly reimburse the Indemnified Party for the Losses arising out of any judgment rendered against the Indemnified Party or settlement entered into by the Indemnified Party.

          (5) If an Indemnified Party assumes the defense of a third party claim or demand pursuant to this Section 8.2 (Third Party Claims), the
                                                      --------------------
Indemnified Party shall employ legal counsel and defend, prosecute and/or settle such claims or demands at Seller's expense. Seller shall promptly reimburse the Indemnified Party for the Losses arising out of any judgment rendered against the Indemnified Party or settlement entered into by the Indemnified Party. Any expenses for which the Indemnified Party is entitled to reimbursement hereunder shall be paid as incurred.

9.     Indemnity  By  Buyer.
       ---------------------

     9.1 Indemnity. Buyer agrees to protect, indemnify, defend and hold Seller, its officers, directors, legal representatives, successors and assigns, and each of them, free and harmless from and against any and all debts, liabilities, obligations, losses, damages, costs or expenses (including, but not limited to attorneys' fees), and settlements in respect thereof, liens or encumbrances accruing or based upon or arising out of (i) any breach or violation by Buyer of any representation or warranty set forth in Section 5 (Representations, Warranties and Agreements of Buyer) hereof, or (ii) the breach
    ---------------------------- -------------------
by Buyer of any other term or provision of this Agreement, or (iii) any facts or events occurring after the Effective Time and connected with the Purchased Assets or Buyer's operation of its business utilizing the Purchased Assets within the state of Arizona; provided, however, that Buyer's aggregate obligation to indemnify Seller hereunder shall not exceed twenty thousand dollars ($20,000.00), not including Buyer's attorneys' fees.

     9.2     Third  Party  Claims.
             --------------------

          (1) Any person wishing to claim indemnification under this Section 9 (Indemnity by Buyer), upon learning of any claim, action, suit, proceeding or
    ------------------
investigation as to which it wishes to be indemnified, shall notify Buyer; provided however that no failure to so notify Buyer will relieve Buyer, or any guarantor of the obligations of Buyer, to indemnify such person or of any other obligation imposed by this Section 9 (Indemnity by Buyer) unless such failure
                                         ------------------
material prejudices the indemnifying party's ability to defend the claim. Any claim for indemnification pursuant to this Section 9 (Indemnity by Buyer) shall
                                                       ------------------
be made within ninety (90) days following the expiration of the period described in Section 5.8 (Survival of Representations, Warranties and Agreements).
                   -----------------------------------------------------------

          (2) If the facts giving rise to any indemnification provided for in this Section 9 (Indemnity by Buyer) involve any actual or threatened claim or
                   ------------------
demand by any person other than an Indemnified Party, or any of its successors or assigns (collectively, a "third party"), against an Indemnified Party or any possible claim by an Indemnified Party against any third party (collectively, a "third party claim"), Buyer shall have the right to assume the defense or prosecution of such claim or litigation arising therefrom, exercisable by notice to the Indemnified Party given within ten (10) days after notice of the
Indemnified Party's claim for indemnification pursuant to this Section 9 (Indemnity by Buyer). Any such defense or prosecution of a third party claim by
 ------------------
Buyer pursuant to this Paragraph 9.2(2) shall be through legal counsel chosen by Buyer, subject to the approval of such legal counsel by the Indemnified Party(ies), which approval shall not unreasonably be withheld, and the terms of Paragraphs 9.2(3) and 9.2(4) below.

          (3) If the defense or prosecution of a third party claim is assumed by Buyer pursuant to this Section 9.2 (Third Party Claims), the
                                                       -------------------
Indemnified Party shall be entitled, at its own expense, to participate in such defense or prosecution through legal counsel chosen by the Indemnified Party. If Buyer assumes the defense or prosecution of such claim or litigation, it shall take all steps necessary in the defense, prosecution or settlement of such claim or litigation and shall hold the Indemnified Party harmless from and against all Losses caused by or arising out of any settlement thereof approved by Buyer or any judgment in connection therewith (other than the Indemnified Party's expenses of participation in such defense, prosecution or settlement). Buyer may not, in the defense or prosecution of any suit, claim, action or proceeding, the defense of which Buyer has assumed, except with the written consent of the Indemnified Party (which shall not be unreasonably withheld), consent to the entry of any judgment or enter into any settlement (i) that does not include as an unconditional term thereof the giving to the Indemnified Party by the third party of a full and final release from all liability in respect of such suit, claim, action or proceeding or (ii) requires any payment to be made by the Indemnified Party.

          (4) If Buyer does not assume the defense or prosecution of such claim or litigation pursuant to this Section 9.2 (Third Party Claims), the
                                                        ------------------
Indemnified Party may defend or prosecute such claim or litigation in such manner as it may deem appropriate (in which case legal expenses of the Indemnified Party shall be at the expense of Buyer, and shall be considered to be part of the Losses incurred pursuant to this Section 9 (Indemnity by Buyer))
                                                            ------------------
after giving written notice thereof (and reasonably opportunity to respond) to Buyer, on such terms as the Indemnified Party may deem appropriate. Buyer shall promptly reimburse the Indemnified Party for the Losses arising out of any judgment rendered against the Indemnified Party or settlement entered into by the Indemnified Party. Any expenses for which an Indemnified Party is entitled to reimbursement hereunder shall be paid as incurred.

          (5) If an Indemnified Party assumes the defense of a third party claim or demand pursuant to this Section 9.2 (Third Party Claims), the
                                                      --------------------
Indemnified Party shall employ counsel and defend, prosecute and/or settle such claims or demands at Buyer's expense. Buyer shall promptly reimburse the Indemnified Party for the Losses arising out of any judgment rendered against the Indemnified Party or settlement entered into by the Indemnified Party. Any expenses for which the Indemnified Party is entitled to reimbursement hereunder shall be paid as incurred.

10.     Documents  Delivered  at  Closing.  The parties hereto shall execute and
        ---------------------------------
deliver all documents, papers and instruments necessary or convenient to carry out the terms of this Agreement. Without limiting the generality of the foregoing and subject to the conditions set forth in this Agreement, the following documents are to be delivered by the indicated party on or before the Closing Time:

          (1) All evidence and documents as the attorneys for Buyer may reasonably require as to Seller's compliance with its agreements hereunder and the fulfillment of the conditions to Buyer's obligation to consummate the transaction contemplated hereby.

          (2) All evidence and documents as the attorneys for Seller may reasonably require as to Buyer's compliance with its agreements hereunder and the fulfillment of the conditions to Seller's obligations to consummate the transaction contemplated hereby.

          (3) A certificate by the Seller, executed by its duly authorized officer, confirming the truthfulness in all material respects of the representations, warranties and covenants made herein as of the Closing Time.

          (4) A certificate by Buyer, executed by any of its authorized officers, confirming the truthfulness in all material respects of the representations, warranties and covenants made herein as of the Closing Time.

          (5) Buyer's payment of the Purchase Price to Seller in accordance with Section 2.1 (Purchase Price).
                     ---------------

11.     Conditions  Precedent.  The obligations of the parties to consummate the
        ---------------------
Transaction are conditioned and contingent upon each of the following conditions described in this Section 11 (Conditions Precedent).
                                   ---------------------

     11.1     Conditions  for  the  Benefit  of  Buyer  and  Seller.
              -----------------------------------------------------

          (1) Seller shall have received all third party consents required to transfer and assign the Purchased Assets to Buyer, including but not limited to the approval of the Transaction by the Arizona Department of Insurance as may be required.

          (2) No law or court order shall have been enacted, promulgated or enforced by any governmental agency, nor shall any legal or regulatory action have been instituted and remain pending and threatened that prohibits or restricts the consummation of the Transaction.

          (3) Buyer and Seller shall have agreed in writing to the form and content of any and all Exhibits described herein that are not attached hereto upon the execution of this Agreement by both of the parties.

     11.2     Conditions  for  the  Benefit  of  Buyer.
              ----------------------------------------

          (1) Buyer shall have entered into such written agreements it determines in its sole discretion to be appropriate, providing on terms and conditions acceptable to Buyer in its sole discretion (including without limitation conditions subject to Buyer's approval of matters disclosed in due diligence) for Buyer's acquisition of the Purchased Assets.

          (2) Seller's performance of and compliance with all covenants, agreements, conditions, terms and provisions required by this Agreement to be performed or complied with by Seller on or prior to the Closing Time.

          (3) The accuracy and completeness of all representations and warranties made by Seller pursuant to Section 4 (Representations, Warranties and
                                                 -------------------------------
Agreements  of  Seller).
----------------------

          (4) Seller shall have delivered to Buyer a certificate certifying that, between the period commencing as of the date of execution of this
Agreement  and  the  Closing  Time, to their respective knowledge (as defined in
Section  4  (Representations,  Warranties and Agreements of Seller), the Company
             -----------------------------------------------------
shall have; (a) operated only in the ordinary course of business consistent with past custom and practice; (b) not sold, paid, contributed, distributed or otherwise transferred any of the assets of the Company to any person for any reason other than in the ordinary course of business; (c) paid all employees and accounts payable, and collected all accounts receivable, in the ordinary course of business consistent with past custom and practice; and (d) not declared, paid, made or otherwise effectuated any dividends, distributions, redemptions, equity repurchases or other transactions involving Sellers capital stock.

     11.3     Conditions  for  the  Benefit  of  Seller.
              -----------------------------------------

          (1) Buyer's performance and compliance with all covenants, agreements, conditions, terms and provisions required by this Agreement to be performed or complied with by Buyer prior to the Closing.

          (2) The accuracy and completeness of all representations and warranties made by Buyer pursuant to Section 5 (Representations, Warranties and
                                                 -------------------------------
Agreement  of  Buyer)  hereof.
--------------------

     11.4     Waiver  of  Conditions.  The  conditions set forth in Section 11.2
              ----------------------
(Conditions  for  the  Benefit of Buyer) may be waived only by Buyer and only in
----------------  ---------------------
writing.  The  conditions  set forth in Section 11.3 (Conditions for the Benefit
                                                      --------------------------
of Seller) may be waived only by Seller and only in writing.  The conditions set
---------
forth  in  Section  11.1  (Conditions  for  the Benefit of Seller and Buyer) may
                           ------------------------------------------------
waived  only  in  a  writing  signed  by  both  Seller  and  Buyer.

     11.5     Satisfaction  of  Conditions.  The parties hereto agree to use all
              ----------------------------
reasonable effort and due diligence to timely satisfy all of the foregoing conditions and contingencies. In the event that at the Closing Time, as extended pursuant to Section 3.1 (Closing Time) hereof, the conditions set forth in
                             -------------
Section  11.2  (Conditions  for  the Benefit ofBuyer) have not been satisfied or
                -------------------------------
waived  by  Buyer,  this  Agreement may thereupon be terminated by Buyer, at its option, and upon such termination, Seller shall be liable to Buyer for all damages incurred or sustained by Buyer; provided, however, if any such condition fails because of the refusal of a third party to provide a consent, Seller shall not be liable in damages to Buyer if Seller used commercially reasonable efforts to obtain such consent. In the event that at the Closing Time, as extended pursuant to Section 3.1 (Closing Time), the conditions set forth in Section 11.3
                         ------------
(Conditions  for  the  Benefit  of  Seller) have not been satisfied or waived by
 ---------------  ------------------------
Seller,  this  Agreement may thereupon be terminated by Seller, acting together,
-------
at their option, and upon such termination, Buyer shall be liable to Seller for all damages incurred or sustained by Seller; provided, however, if any such condition fails because of the refusal of a third party to provide a consent, Buyer shall not be liable in damages to Seller if Buyer used commercially reasonable efforts to obtain such consent. If on the Closing Time, as extended pursuant to Section 3.1 (Closing Time) hereof, the conditions set forth in
                             -------------
Section  11.1  (Conditions  for  the  Benefit of Buyer and Seller) have not been
                -------------------------------------------------
satisfied or waived in accordance with the foregoing, either Buyer or Seller, acting together, may terminate this Agreement effective immediately and each party shall thereupon be fully and forever discharged and released from all obligation and liability hereunder.

12.     Confidential Information.  Except insofar as data and information may be
        ------------------------
required by law or regulation to be disclosed or is available to the public, Buyer and Seller each shall at all times to hold in strict confidence all data and information obtained in connection with the Transaction and this Agreement which relates to the business of the other party. If the Transaction is not consummated, each party shall return to the other party all data and information received from such other party and any copies, summaries or analyses drawn from such data and information received from such other party. The parties also agree to issue no press releases concerning the Transaction or this Agreement without the express written consent of the other party.

13.     Brokerage  Fee.  Buyer  and  each of the Seller represents, warrants and
        --------------
agrees that all negotiations relative to this Agreement have been carried on by its representative directly with the other party without the intervention of any person; that no broker brought about or participated in the transaction on its behalf; each party shall and hereby does agree to indemnify and hold the other party free and harmless from any and all claims, suits and actions for brokerage or other commissions and from and against all expenses of any character, including reasonable attorneys' fees, incurred by the other party by reason of any claims by any person or broker claiming to have been engaged by, or on behalf of, the Indemnifying Party, or with whom the Indemnifying Party is claimed to have made an agreement for compensation.

14.     Notices.  All  notices  required to be given hereunder shall be given in
        -------
writing and shall be deemed delivered if dispatched by certified or registered mail, return receipt requested, postage prepaid, or by an express delivery service customarily used for business correspondence and providing substantially similar written proof of delivery and receipt, charges prepaid, addressed to the parties as set forth below their respective names:

Buyer:                                         Seller:

Total Dental Administrators Health Plan, Inc.  SafeGuard Health Plans, Inc.
1528 East Missouri, Suite 153                  95 Enterprise
Phoenix, AZ  85014                             Aliso Viejo, CA  92656
Attention: Nelson Leatherwood, President       Attention: Ronald I. Brendzel, Senior
           and Chief Executive Officer                    Vice President and General Counsel
Fax:  (602) 266-1948                           Fax:  (949) 425-4586

A notice shall be deemed given on the date it is deposited in the mail or submitted to the express delivery service in accordance with the foregoing. Any party may change the address at which to send notices by notifying the other party of such change of address in writing in accordance with the foregoing.

15.     Dispute  Resolution.  All  controversies,  claims  and  disputes arising
        -------------------
under this Agreement or the construction, interpretation, breach, termination, enforceability or validity thereof, shall be resolved by submission to binding arbitration.

     15.1     Notice.  The  party  desiring to initiate arbitration can do so by
              ------
sending written notice of an intention to arbitrate by registered or certified mail to the other parties and to American Arbitration Association ("AAA"). The notice must contain a description of the dispute, the amount of money involved, and the remedies sought.

     15.2     Arbitrator.  The parties shall attempt to agree on a retired judge
              ----------
from the AAA panel to act as the arbitrator hereunder. If the parties are unable to agree, AAA shall provide a list of three available judges to each party and each party may strike one. If the parties strike the same individual, then AAA shall be entitled to select the final arbitrator. If they strike different individuals, the remaining judge shall serve as the arbitrator. The parties agree the arbitration must be initiated within one (1) year after the claimed breach occurred and that the failure to initiate arbitration within the one (1) year period constitutes an absolute bar to the institution of any arbitration or any judicial proceeding on any dispute set forth in the notice of intent to arbitrate. It is agreed that by all parties that any legal proceedings under this Agreement shall remain sealed and not open to the public.

     15.3     Costs.  Each  party  to  the  arbitration must pay its own witness
              -----
fees. Each party must pay its pro-rata share of the arbitrator's fees. The arbitrator must award to the prevailing party attorneys' fees and costs actually and reasonably incurred.

     15.4     Fees.  If  any party to this Agreement shall bring any arbitration
              ----
or any other action, suit, counterclaim or appeal for any relief against any other party, declaratory or otherwise, to enforce the terms hereof or to declare rights hereunder (collectively, an "Action"), the prevailing party shall be entitled to recover as part of any such Action its reasonable attorneys' fees and costs, including any fees and costs incurred in bringing and prosecuting such Action and/or enforcing any order, judgment, ruling or award granted as part of such Action. "Prevailing party" within the meaning of this section includes, without limitation, a party who agrees to dismiss an Action upon the other party's payment of all or a portion of the sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought.

16.     General  Provisions.
        -------------------

     16.1     Assignment  Permitted.  Buyer may assign any or all of its rights,
              ---------------------
and/or delegate any or all of its responsibilities, arising under this Agreement to a corporate entity controlling, controlled by or under common control with Buyer.

     16.2     Governing  Law.  This  Agreement  and  all  rights,  duties  and
              --------------
obligations hereunder shall be construed and interpreted in accordance with the laws of the State of Arizona. The venue for any judicial proceeding brought by either party with regard to any provision of or obligation arising under this Agreement shall be in Orange County, California.

     16.3     Entire  Agreement.  This  Agreement  supersedes all prior oral and
              -----------------
written understandings and agreements between the parties hereto relating to the subject of this Agreement. This document, together with its Exhibits attached hereto and incorporated herein in their entirety by this reference, and all other documents specifically referenced herein, constitutes the entire agreement between the parties regarding the services to be provided by the parties hereto. No representations, promises, conditions or warranties with reference to the execution of this document, including, but not limited to pro forma and other financial information, have been made or entered into between the parties hereto other than those expressly provided herein.

     16.4     Waiver of Provisions.  Any waiver of any term and condition hereof
              --------------------
must be in writing and signed by the parties hereto. A waiver of any of the terms and conditions hereof shall not be construed as a waiver of any other terms and conditions hereof.

     16.5     Severability.  Nothing  contained  in  this  Agreement  shall  be
              ------------
construed so as to require the commission of an act contrary to law and whenever there is any conflict between any provision hereof and any present statute, law, ordinance or regulation contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provisions hereof affected shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law and to carry out the purposes hereof.

     16.6     Force  Majeure.  Neither party shall be liable nor deemed to be in
              --------------
default for any delay or failure in performance under the Agreement or other interruption of service or employment deemed resulting, directly or indirectly, from acts of God, civil or military authority, acts of public enemy, war, accidents, fires, explosions, earthquakes, floods, failure of transportation, machinery or supplies, vandalism, strikes or other work interruptions beyond the reasonable control of either party. However, both parties shall make good faith efforts to perform under this Agreement in the event of any such circumstances.

     16.7     Attorneys'  Fees.  Except as otherwise provided herein, each party
              ----------------
shall be and remain responsible for its own attorneys' fees incurred in connection with the negotiation, performance, interpretation and enforcement of this Agreement.

     16.8     Licenses,  Permits  and  Certificates.  Seller  shall  obtain  and
              -------------------------------------
maintain in effect, during the term hereof, all licenses, permits and certificates required by law that are applicable to its performance pursuant to this Agreement.

     16.9     Time  of  the  Essence.  Time is of the essence in each and all of
              ----------------------
the  agreements,  covenants  and  conditions  hereof.

     16.10     Headings.  Any headings of or captions to the articles, sections,
               --------
subsections, paragraphs or subparagraphs hereof are solely for the convenience of the parties, are not a part hereof, and shall not be used for the interpretation or determination of validity hereof or any provision hereof.

     16.11     Gender  and  Number.  Whenever  the  context hereof requires, the
               -------------------
gender of all words shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural.

     16.12     Counterparts.  This  Agreement  may  be executed in any number of
               ------------
counterparts, and each such executed counterpart shall be deemed to be an original instrument, but all such executed counterparts shall be deemed to be one and the same instrument.

17.     Non-Competition  Agreement.  SafeGuard  shall not engage in the business
        --------------------------
of operating a prepaid dental plan organization in the state of Arizona from the date of Closing through a period of three (3) years after the date of Closing.

IN WITNESS WHEREOF, the parties have executed this Agreement the date set forth below.

"Buyer"                                         "Seller"

TOTAL DENTAL ADMINISTRATORS HEALTH PLAN, INC.,  SAFEGUARD HEALTH PLANS, INC.,
An Arizona Corporation                          an Arizona corporation


By: /s/ Nelson Leatherwood                      By: /s/ James E. Buncher
----------------------------------------------  --------------------------------------------
Name: NELSON LEATHERWOOD                        Name: JAMES E. BUNCHER
Title: President and Chief Executive Officer    Title: President and Chief Executive Officer


Dated: February 21, 2001                        By: /s/ Ronald I. Brendzel
----------------------------------------------  --------------------------------------------
                                                Name: RONALD I. BRENDZEL
                                                Title: Senior Vice President and Secretary

                                                Dated: February 26, 2001
                                                --------------------------------------------

                                   EXHIBIT A

                            LIST OF PURCHASED ASSETS



1. Any and all contractual rights between SafeGuard Health Plans, Inc. and the attached list of dentists (both specialists and general dentists), and

2. Any and all contractual rights between SafeGuard Health Plans, Inc. and the attached list of members.


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                                   EXHIBIT 6.1

                                   PRORATIONS


  (HERE WILL BE STATED ANY PRORATIONS THAT ARE REQUIRED TO BE PAID BY BUYER TO
                   SELLER, DEPENDING ON THE DATE OF CLOSING.)


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